UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2019

AXIS CAPITAL HOLDINGS LIMITED

(Exact Name of Registrant As Specified In Charter)

Bermuda	001-31721	98-0395986
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

92 Pitts Bay Road

Pembroke, Bermuda HM 08

(Address of principal executive offices, including zip code)

(441) 496-2600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares, par value $0.0125 per share	AXS	New York Stock Exchange
5.50% Series D preferred shares	AXS PRD	New York Stock Exchange
Depositary Shares, each representing a 1/100th interest in a 5.50% Series E preferred share	AXS PRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On December 10, 2019, AXIS Specialty Finance LLC, a Delaware limited liability company (“AXIS Finance”), and an indirect wholly-owned subsidiary of AXIS Capital Holdings Limited, a Bermuda exempted company (“AXIS Capital”), issued $425.0 million aggregate principal amount of its 4.900% Fixed-Rate Reset Junior Subordinated Notes due 2040 (the “Notes”), fully and unconditionally guaranteed on an unsecured and junior subordinated basis by AXIS Capital under a Junior Subordinated Indenture, dated as of December 10, 2019, among AXIS Finance, as Issuer, AXIS Capital, as Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Junior Subordinated Indenture”), as supplemented by the First Supplemental Indenture, dated as of December 10, 2019, among AXIS Finance, as Issuer, AXIS Capital, as Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee. Copies of the Junior Subordinated Indenture and the First Supplemental Indenture are attached hereto as Exhibits 4.1 and 4.2, respectively.

Interest on the Notes is payable semi-annually in arrears on January 15 and July 15 of each year, commencing July 15, 2020. The Notes, unless previously redeemed, are scheduled to mature on January 15, 2040. A copy of the form of Note is attached hereto as Exhibit 4.3.

Legal opinions relating to the validity of the Notes and the related guarantees are attached as Exhibits 5.1 and 5.2 to this report.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents in connection therewith as exhibits to the Registration Statement, which was filed with the Securities and Exchange Commission on November 19, 2019, and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Junior Subordinated Indenture, dated as of December 10, 2019, among AXIS Specialty Finance LLC, AXIS Capital Holdings Limited and The Bank of New York Mellon Trust Company, N.A.

4.2

First Supplemental Indenture, dated as of December 10, 2019, among AXIS Specialty Finance LLC, AXIS Capital Holdings Limited and The Bank of New York Mellon Trust Company, N.A., relating to the 4.900% Junior Subordinated Notes due 2040.

4.3	Form of 4.900% Fixed-Rate Reset Junior Subordinated Note due 2040 (included as part of Exhibit 4.2).

5.1	Opinion of Simpson Thacher & Bartlett LLP.

5.2	Opinion of Conyers Dill & Pearman Limited, with respect to Bermuda law.

23.1	Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 5.1).

23.2	Consent of Conyers Dill & Pearman Limited, with respect to Bermuda law (included as part of Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2019

AXIS CAPITAL HOLDINGS LIMITED

By:	/s/ Conrad D. Brooks
Conrad D. Brooks
General Counsel